Exhibit 99.2

 Second Quarter FY 2026Earnings Results  January 6, 2026

 Forward looking statements   2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, tariffs, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2025. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported pro forma results, adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

Q2 FY 2026 Key Takeaways

Continued commercial and operational execution positions AngioDynamics to drive accelerated, profitable growth moving forward.

Continued Commercial Execution – Q2 FY 2026

YoY Revenue Growth*	Total **+8.8%**	Med Tech **+13.0%**	Med Device **+5.6%**
Med Tech YoY Revenue Growth*	Auryon **+18.6%**	Mech Thrombectomy **+3.9%**	NanoKnife Probes **+14.4%**

Continued Execution

- Net sales of $79.4M, +8.8% YoY growth
- Med Tech segment sales of $35.7M, +13.0% YoY growth
- Med Device segment sales of $43.8M, +5.6% YoY growth

Focus on Profitability

- Pro forma Adjusted EBITDA of $5.9M, an improvement of $2.9M from Q2 FY 2025

Balance Sheet Strength

- Ended quarter with $41.6M in Cash
- Currently have zero debt with flexibility of revolving line of credit
- Generated ~$4.7M of cash in the quarter, ahead of prior guidance

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*All growth rates are pro forma

 4  Demonstrated Med Tech Growth Execution  4  Med Tech  ~22% of Total  Med Tech  ~47% of Total  +14% - 16%  *Guidance issued in conjunction with fiscal Q2 2026 earnings call on Jan 6, 2026  Med Tech 5yr CAGR: +25%

 5  Q2 FY 2026 Financial Snapshot  +5.6%   Pro Forma Growth  +13.0%  Pro Forma Growth  Segment Revenue Contribution  Segment Gross Margin  49.1%  65.3%  Med Device  Med Tech

 6  Med Tech - Auryon  Combination of Auryon’s best-in-class technology and our commercial strategy have positioned Auryon as a consistently high-growth platform being supported by continued investment in use cases  Period  Sales  YoY Growth  Q2 FY 2026  $16.3M  18.6%  Continued penetration into hospital setting provides higher ASPs and improving margins  Ongoing contribution from International following CE Mark in Sept 2024  AMBITION BTK RCT and Registry ongoing

Med Tech – Thrombus Management

Combination of AngioVac and AlphaVac represent a strong, highly competitive mechanical thrombectomy portfolio which continues to take market share driven by expanded joint commercial strategy



F18[85]
ANGIOVAC

Q2 FY 2026	Sales	YoY Growth
AngioVac	\$7.5M	(7.5%)
AlphaVac	\$3.5M	40.2%
Total Mech Thromb.	**\$11.0M**	**3.9%**
Unifuse	\$1.1M	(15.2)%
Total Thrombus Mgmt.	**\$12.1M**	**1.8%**



ALPHAVAC

AngioVac

- FDA IDE approval obtained for PAVE clinical study in right-sided infective endocarditis (RSIE)

AlphaVac

- ~40% YoY growth in Q2 driven by growth in PE
- FDA 510(k) clearance secured for modified AlphaVac F18[85] System
- FDA IDE approval granted for APEX-Return study of AlphaReturn Blood Management System

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8  Med Tech - NanoKnife  Adoption has continued to accelerate within Prostate as this novel therapy gains traction following receipt of FDA clearance in Dec 2024  Continued demand for NanoKnife for prostate driving increased utilization  Prostate Tissue CPT Category 1 Code, effective Jan. 1, 2026, which is expected to streamline reimbursement for healthcare providers performing irreversible electroporation (IRE) ablation procedures  Q2 FY 2026  Sales  YoY Growth  Disposables  $5.7M  14.4%  Capital  $1.6M  61.1%  Total  $7.3M  22.2%

 9  Compelling FY 2026 Financial Outlooksupported by balance sheet strength  *Guidance was issued in conjunction with fiscal Q2 FY 2026 earnings call on Jan 6, 2026  +14 - 16%  Med Tech  Metric  Action  Prior   Guidance  Current Guidance  Net Sales  Increased  $308 - $313M  $312 - $314M  Med Tech Net Sales Growth  Unchanged  +14 – 16%  +14 – 16%  Med Device Net Sales Growth  Increased  Flat  +0 – 1%  Gross Margin  Unchanged  53.5 – 55.5%  53.5 – 55.5%  Adjusted EBITDA  Increased  +$6.0 - $10.0M  +$8.0 - $10.0M  Adjusted EPS  Unchanged  ($0.33) – ($0.23)  ($0.33) – ($0.23)  Free Cash Flow  Unchanged  Positive for Full Year  Positive for Full Year  +0 - 1%  Med Device  Balance Sheet Strength Supports Long Term Strategy  FY 2026 Financial Guidance*  $41.6M in Cash at Nov 30, 2025  Zero debt on balance sheet with flexibility from revolving line of credit

 10  Leadership Update  Jim Clemmer to retire upon appointment of successor in fiscal 2027  On January 6, 2026, the Company announced that AngioDynamics’ President and CEO, Jim Clemmer, intends to retire from the Company during fiscal 2027 upon the appointment of a successor.  The Company’s Board has established a CEO search committee to conduct a comprehensive search to identify the Company’s next CEO.  Mr. Clemmer will continue as President and CEO until his successor is appointed.  “Jim has spearheaded our multi-year strategic transformation that reshaped our product portfolio, captured significant opportunities in the large, global MedTech market, and delivered a substantially enhanced top-line growth profile for shareholders,” said Howard Donnelly, AngioDynamics Chairman of the Board. “Jim’s dedication to mentoring our people and cultivating a standard of excellence ensures we have a strong foundation to pursue growth opportunities across the MedTech market through clinical development, and new products and indications that will enable us to help treat substantially more patients. We are grateful for Jim’s contributions and his commitment to a seamless transition and look forward to working together to identify our next leader who will drive continued success for our employees, customers, and shareholders.”

 11  Appendix

 12  Reconciliation of GAAP to Non-GAAP Pro Forma Results for the Consolidated Income Statements (in thousand, except per share data)

 13  Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Loss and EPS and Pro Forma Adjusted Net Loss and EPS (in thousands, except per share data)  Reconciliation of Net Loss to Adjusted EBITDA and Pro Forma Adjusted EBITDA  (in thousands, except per share data)

 14  Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Loss and EPS and Pro Forma Adjusted Net Loss and EPS (in thousands, except per share data)  Reconciliation of Net Loss to Adjusted EBITDA and Pro Forma Adjusted EBITDA  (in thousands, except per share data)

 15  Detail of “Acquisition, Restructuring and Other Items, net”

 16  Reconciliation of GAAP to Non-GAAP Pro Forma Results for Sales and Gross Margin by Product Category   (in thousands)